Income Taxes (Current and Deferred Portions of Net Income Tax Expense) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Current
U.S.	$ 43,794	$ 48,559	$ 48,144
State	3,709	2,944	3,370
Foreign	58	38	(5)
Total current taxes	47,561	51,541	51,509
Deferred
U.S.	(2,733)	2,979	5,130
State	(389)	330	13
Total deferred taxes	(3,122)	3,309	5,143
Total income taxes	$ 44,439	$ 54,850	$ 56,652